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                            SECTION 906 CERTIFICATION

      We, Gary L. French, President and Chief Executive Officer, and Chad C. Hallett, Treasurer and Chief Financial Officer, of The Select Sector SPDR(R) Trust (the "registrant"), certify that:

      1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



By:   /s/ Gary L. French
      -------------------------------------
      Gary L. French
      President and Chief Executive Officer

Date: May 21, 2008
      -------------------------------------


By:   /s/ Chad C. Hallett
      -------------------------------------
      Chad C. Hallett
      Treasurer and Chief Financial Officer

Date: May 21, 2008
      -------------------------------------